UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 23, 2021 (July 21, 2021)

GREENPRO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-38308	98-1146821
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

B-7-5, Northpoint Office,

Mid Valley City, No.1 Medan Syed Putra Utara,

59200 Kuala Lumpur, Malaysia

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (603) 2201-3192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GRNQ	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

Previous independent registered public accounting firm

On July 15, 2021, JLKZ CPA LLP (“JLKZ”) informed us of their decision to resign as our independent registered public accounting firm citing constraints in resources to satisfactorily fulfil that role as the reason for its resignation. The report of JLKZ on our financial statements for the past fiscal year ended December 31, 2020 contained no adverse opinion or a disclaimer of opinion and was not modified. The decision to change the independent accountant was approved and accepted by our board of directors (“Board of Directors”) on July 21, 2021.

During our fiscal year ended December 31, 2020 and through the date of this report, we have had no disagreements with JLKZ, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of JLKZ, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such period.

During our fiscal years ended December 31, 2020 and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission (the “SEC”).

We provided JLKZ, with a copy of this disclosure before the filing was made with the Securities and Exchange Commission (“SEC”). We requested that JLKZ, provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from JLKZ, stating that it agrees with the above statements. A copy of such letter, dated as of July 23, 2021 is filed as Exhibit 99.1 to this report.

New independent registered public accounting firm.

Effective July 21, 2021, we engaged JP Centurion & Partners PLT (“Centurion”) as our new independent registered public accounting firm. During the two most recent fiscal years and through the date of our engagement, we did not consult with Centurion regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). In approving the selection of Centurion as our new independent registered public accounting firm, our Board of Directors considered all relevant factors.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

16.1	Letter of JLKZ CPA LLP, dated July 23, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENPRO CAPITAL CORP.
(Name of Registrant)

Date: July 23, 2021	By:	/s/ Lee Chong Kuang
	Name:	Lee Chong Kuang
	Title:	Chief Executive Officer, President, Director (Principal Executive Officer)